UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2021

STAGWELL INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-13718	86-1390679
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One World Trade Center, Floor 65, New York, NY 10007

(Address of principal executive offices and zip code)

(646) 429-1800
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	STGW	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 2 to Current Report on Form 8-K/A (this “Second Amendment”) is being filed by Stagwell Inc., a Delaware Corporation (the “Company”), to amend its Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 2, 2021 (as amended by Amendment No. 1 to Current Report on Form 8-K/A of the Company filed with the SEC on September 16, 2021, the “Original 8-K”), in connection with the consummation on August 2, 2021 of the transactions contemplated by that certain Transaction Agreement, dated as of December 21, 2020, as amended on June 4, 2021 and July 8, 2021 (the “Transaction Agreement”), by and among certain subsidiaries of Stagwell Media LP, MDC Partners Inc., New MDC LLC and Midas Merger Sub 1 LLC (the transactions contemplated by the Transaction Agreement, the “Transactions”).

The Company is filing this Second Amendment solely to provide certain financial statements and pro forma financial information referred to in Item 9.01 below, which were excluded from the Original 8-K in reliance on the instructions to such item. Except for the foregoing, this Second Amendment does not modify or update any other disclosure contained in the Original 8-K.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The unaudited condensed consolidated balance sheets of Stagwell Marketing Group LLC as of June 30, 2021, the unaudited condensed consolidated statements of operations and comprehensive income (loss) and changes in equity of Stagwell Marketing Group LLC for the three and six months ended June 30, 2021 and 2020, the unaudited condensed consolidated statements of cash flows of Stagwell Marketing Group LLC for the six months ended June 30, 2021 and 2020 and the notes related thereto are filed as Exhibit 99.1 hereto and are incorporated herein by reference.

The audited consolidated balance sheets of Stagwell Marketing Group LLC as of December 31, 2020 and 2019, and the audited consolidated statements of operations, comprehensive income, changes in equity and cash flows of Stagwell Marketing Group LLC for each of the three years ended December 31, 2020, 2019 and 2018, and the notes related thereto are filed as Exhibit 99.2 hereto and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined balance sheet of Stagwell Inc. and Stagwell Marketing Group LLC as of June 30, 2021 and the unaudited pro forma condensed combined statements of operations of Stagwell Inc. and Stagwell Marketing Group LLC for the year ended December 31, 2020 and the six months ended June 30, 2021 are filed as Exhibit 99.3 hereto and are incorporated herein by reference.

(d) Exhibits.

23.1	Consent of PricewaterhouseCoopers LLP, independent accountants.

23.2	Consent of Deloitte & Touche LLP, independent auditors.

99.1	The unaudited condensed consolidated balance sheet of Stagwell Marketing Group LLC as of June 30, 2021, the unaudited condensed consolidated statements of operations and comprehensive income (loss) and changes in equity of Stagwell Marketing Group LLC for the three and six months ended June 30, 2021 and 2020, the unaudited condensed consolidated statements of cash flows of Stagwell Marketing Group LLC for the six months ended June 30, 2021 and 2020 and the notes related thereto.

99.2	The audited consolidated balance sheets of Stagwell Marketing Group LLC as of December 31, 2020 and 2019, and the audited consolidated statements of operations, comprehensive income, changes in equity and cash flows of Stagwell Marketing Group LLC for each of the three years ended December 31, 2020, 2019 and 2018, and the notes related thereto (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K of Stagwell Inc. filed with the SEC on August 2, 2021).

99.3	The unaudited pro forma condensed combined balance sheet of Stagwell Inc. and Stagwell Marketing Group LLC as of June 30, 2021 and the unaudited pro forma condensed combined statements of operations of Stagwell Inc. and Stagwell Marketing Group LLC for the year ended December 31, 2020 and the six months ended June 30, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 12, 2021

STAGWELL INC.

By:	/s/ Frank Lanuto
Frank Lanuto
Chief Financial Officer